Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	Aug-07	Sep-07	Oct-07	Nov-07	Dec-07	Jan-08	Feb-08	YTD
LOAN PRODUCTION
Number of Working Days in the Period	19	22	21	22	21	21	23	19	23	21	20	21	20	41
Average Daily Mortgage Loan Applications	$3,009	$3,134	$2,937	$3,126	$3,144	$2,662	$2,334	$1,740	$1,753	$1,851	$1,538	$2,639	$1,924	$2,290
Mortgage Loan Pipeline (loans-in-process)	$63,945	$69,389	$68,747	$69,744	$68,533	$62,295	$51,828	$41,507	$41,127	$42,580	$35,061	$51,038	$47,559
Commercial Real Estate Loan Pipeline (loans-in-process)	$2,381	$3,207	$2,845	$2,319	$2,206	$2,211	$1,613	$1,323	$752	$639	$481	$254	$227

Loan Fundings:
Retail Lending	$11,955	$14,409	$13,578	$14,377	$14,043	$12,667	$13,016	$9,330	$9,597	$9,465	$10,219	$9,396	$12,391	$21,787
Wholesale Lending	6,874	8,159	7,963	8,077	7,413	6,603	5,564	3,100	3,220	3,063	3,040	2,542	3,501	6,043
Correspondent Lending	14,896	18,616	18,294	20,803	21,875	19,267	15,597	8,609	9,028	9,852	9,895	9,890	9,615	19,505
Capital Markets Purchases	566	954	192	884	1,558	147	140	137	85	5	26	3	—	3
Banking Operations Purchases	278	1,144	453	279	374	377	34	43	33	742	206	54	80	134
Total Mortgage Loan Fundings	34,569	43,282	40,480	44,420	45,263	39,061	34,351	21,219	21,963	23,127	23,386	21,885	25,587	47,472
Commercial Real Estate Lending	693	664	930	1,157	814	803	757	242	405	121	160	50	16	66
Total Loan Fundings	$35,262	$43,946	$41,410	$45,577	$46,077	$39,864	$35,108	$21,461	$22,368	$23,248	$23,546	$21,935	$25,603	$47,538

Total Bank Loan Fundings (1)	$13,669	$14,533	$16,048	$19,325	$20,699	$21,080	$27,396	$19,182	$20,289	$21,171	$21,792	$21,090	$24,779	$45,869

Loan Fundings in Units:
Retail Lending	67,241	80,682	78,759	85,901	83,664	78,962	81,231	56,520	56,626	53,072	53,231	46,798	59,813	106,611
Wholesale Lending	32,665	38,936	38,582	39,513	36,209	32,769	27,408	15,844	16,119	14,992	14,179	11,674	15,743	27,417
Correspondent Lending	73,413	92,391	90,113	102,422	109,615	102,021	82,938	42,914	44,540	47,440	47,447	47,301	44,186	91,487
Capital Markets Purchases	1,817	2,884	738	3,336	4,651	508	470	226	145	10	93	4	—	4
Banking Operations Purchases	2,670	7,552	2,723	2,110	6,638	6,345	164	—	—	9,917	1,600	55	53	108
Total Mortgage Loan Fundings	177,806	222,445	210,915	233,282	240,777	220,605	192,211	115,504	117,430	125,431	116,550	105,832	119,795	225,627
Commercial Real Estate Lending	64	88	89	170	137	103	141	88	66	36	27	11	5	16
Total Loan Fundings	177,870	222,533	211,004	233,452	240,914	220,708	192,352	115,592	117,496	125,467	116,577	105,843	119,800	225,643

Total Bank Loan Fundings (1)	78,823	87,660	94,593	111,041	121,778	132,506	156,255	105,553	109,892	116,590	110,090	104,008	117,667	221,675

Mortgage Loan Fundings (2):
Purchase	$12,633	$17,265	$15,866	$18,642	$20,739	$18,711	$17,193	$9,637	$9,304	$9,732	$9,044	$6,831	$6,132	$12,963
Non-purchase	21,936	26,017	24,614	25,778	24,524	20,350	17,158	11,582	12,659	13,395	14,342	15,054	19,455	34,509
Total Mortgage Loan Fundings	$34,569	$43,282	$40,480	$44,420	$45,263	$39,061	$34,351	$21,219	$21,963	$23,127	$23,386	$21,885	$25,587	$47,472

Mortgage Loan Fundings by Product :
Government Fundings	$1,033	$1,406	$1,532	$1,937	$2,216	$2,296	$2,198	$1,657	$2,129	$2,406	$2,469	$2,559	$3,248	$5,807
ARM Fundings	$12,533	$14,677	$11,424	$10,667	$12,599	$10,972	$8,687	$3,826	$3,095	$3,326	$3,688	$2,832	$3,931	$6,763
Home Equity Fundings	$2,977	$3,976	$3,480	$3,382	$3,734	$3,928	$3,212	$1,600	$1,357	$1,903	$1,264	$872	$691	$1,563
Nonprime Fundings	$2,587	$2,355	$1,682	$2,186	$1,853	$1,804	$1,267	$255	$42	$17	$6	$—	$—	$—

MORTGAGE LOAN SERVICING (3)
Volume	$1,332,485	$1,351,598	$1,370,760	$1,392,756	$1,415,472	$1,434,099	$1,454,121	$1,459,136	$1,465,009	$1,470,845	$1,476,203	$1,479,852	$1,481,443
Units	8,347,533	8,438,625	8,522,364	8,625,522	8,737,534	8,840,474	8,964,565	8,982,308	8,999,292	9,021,138	9,034,763	9,022,399	9,007,684

Subservicing Volume (4)	$16,455	$16,258	$16,338	$16,144	$16,263	$17,294	$23,530	$22,921	$24,722	$24,670	$24,049	$24,212	$23,772
Subservicing Units	170,625	172,916	171,381	169,041	168,026	173,490	224,476	220,898	229,428	229,073	210,385	210,814	207,066

Prepayments in Full	$17,810	$20,896	$20,088	$21,135	$18,577	$16,636	$15,199	$10,829	$12,722	$11,635	$13,367	$12,459	$18,510	$30,969
Bulk Servicing Acquisitions	$6,136	$5,198	$2,962	$2,650	$2,401	$42	$1,106	$64	$36	$21	$16	$27	$19	$46

Servicing Portfolio Performance - CHL (5)
Delinquency as a percentage of:
unpaid principal balance	4.48%	4.07%	4.23%	4.44%	4.77%	4.89%	4.90%	5.85%	5.94%	6.52%	7.20%	7.47%	7.44%
number of loans serviced	4.71%	4.29%	4.45%	4.71%	4.98%	5.10%	5.05%	5.87%	5.89%	6.34%	6.96%	7.09%	6.91%

Foreclosures Pending as a percentage of:
unpaid principal balance	0.80%	0.83%	0.85%	0.90%	0.96%	1.04%	1.20%	1.27%	1.23%	1.28%	1.44%	1.48%	1.64%
number of loans serviced	0.70%	0.69%	0.69%	0.71%	0.74%	0.79%	0.89%	0.92%	0.89%	0.94%	1.04%	1.05%	1.13%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	Aug-07	Sep-07	Oct-07	Nov-07	Dec-07	Jan-08	Feb-08	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	823,272	1,109,878	982,765	1,023,073	1,026,845	1,007,235	1,071,685	746,947	811,634	694,475	568,001	852,405	732,368	1,584,773
Flood Determinations	247,297	305,214	274,407	342,574	293,131	282,930	287,852	276,625	214,924	181,432	168,926	212,079	205,207	417,286
Appraisals	104,652	123,070	116,062	125,420	126,686	158,876	164,453	132,067	154,968	147,374	129,309	156,031	157,742	313,773
Automated Property Valuation Services	1,257,809	573,932	634,281	1,003,475	698,273	668,721	1,056,932	1,251,064	5,793,171	883,978	1,104,064	1,296,345	1,384,692	2,681,037
Other	23,599	24,179	24,020	26,640	27,245	31,474	37,356	30,267	30,662	28,462	31,218	34,211	32,023	66,234
Total Units	2,456,629	2,136,273	2,031,535	2,521,182	2,172,180	2,149,236	2,618,278	2,436,970	7,005,359	1,935,721	2,001,518	2,551,071	2,512,032	5,063,103

CAPITAL MARKETS
Securities Trading Volume (6)	$288,731	$396,545	$308,694	$350,850	$450,200	$370,513	$413,899	$272,229	$260,243	$293,597	$314,804	$335,624	$314,840	$650,464

BANKING
Banking Operations Assets (in billions)	$84	$84	$86	$87	$90	$90	$94	$105	$106	$109	$113	$111	$112

INSURANCE
Net Premiums Earned:
Carrier	$89.1	$91.1	$89.3	$95.7	$102.0	$100.3	$110.1	$105.5	$108.5	$117.5	$135.2	$133.2	$132.1	$265.3
Reinsurance	21.6	20.9	20.9	21.9	22.6	23.3	24.7	26.0	27.6	29.2	29.1	30.1	30.4	60.5
Total Net Premiums Earned	$110.7	$112.0	$110.2	$117.6	$124.6	$123.6	$134.8	$131.5	$136.1	$146.7	$164.3	$163.3	$162.5	$325.8

Workforce Head Count: (7)
Loan Originations	31,721	31,849	32,641	32,966	33,796	34,326	33,658	28,322	25,688	23,424	22,549	21,933	22,115
Loan Servicing	7,209	7,256	7,453	7,818	7,897	8,059	8,182	8,283	8,493	8,687	8,854	9,039	9,087
Loan Closing Services	1,758	1,793	1,851	1,858	1,935	2,029	1,984	1,827	1,829	1,830	1,854	1,875	1,930
Banking	1,957	1,967	2,057	2,377	2,496	2,491	2,291	2,399	2,619	2,744	2,708	2,689	2,698
Capital Markets	928	996	1,035	1,064	1,098	1,136	1,123	895	883	868	855	837	622
Insurance	2,068	2,106	2,143	2,211	2,219	2,296	2,273	2,331	2,449	2,610	2,611	2,605	2,628
Global Operations	2,834	3,052	3,477	3,646	3,770	3,891	4,055	4,120	4,408	4,628	4,847	4,811	4,777
Corporate Overhead & Other	6,836	6,904	7,025	7,071	7,216	7,358	7,301	6,675	6,406	6,348	6,322	6,325	6,312
Total Workforce Head Count	55,311	55,923	57,682	59,011	60,427	61,586	60,867	54,852	52,775	51,139	50,600	50,114	50,169

Period-end Rates
10-Year U.S. Treasury Yield	4.56%	4.65%	4.63%	4.90%	5.03%	4.78%	4.54%	4.59%	4.48%	3.97%	4.04%	3.67%	3.53%
FNMA 30-Year Fixed Rate MBS Coupon	5.72%	5.77%	5.76%	6.04%	6.26%	6.21%	6.01%	5.97%	5.84%	5.39%	5.51%	5.05%	5.34%

(1)

These loans are processed by the Company’s Mortgage Banking production divisions and Countrywide Commercial Real Estate Finance, Inc. or purchased from non-affiliates and are included in “Total Loan Fundings” above.

The amounts include loans funded for both investment and for sale. The Company will report the amount of such loans subsequently sold on a quarterly basis.
(2)	Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home.
Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.
(3)	Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.
(4)	Subservicing volume for non-Countrywide entities.
(5)

Excluding subserviced loans and portfolios purchased at a discount due to their non-performing status. Delinquencies as a percentage of unpaid principal balance and numbers of loans serviced exclude loans in foreclosure.

(6)	Includes trades with Mortgage Banking Segment.
(7)	Workforce Head Count includes full-time employees, contract, and temporary help.

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